Executed Copy
Exhibit 10.23

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 24, 2021 (the “Fourth Amendment Effective Date”), is entered into by and among HERITAGE INSURANCE HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto, and Regions Bank, in its capacity as Administrative Agent (the “Administrative Agent”).

R E C I T A L S

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Regions Bank, as Administrative Agent and Collateral Agent, are parties to that certain Credit Agreement, dated as of December 14, 2018 (as amended by that certain First Amendment to Credit Agreement, dated as of May 17, 2019, as further amended by that certain Second Amendment to Credit Agreement, dated as of April 27, 2020, as further amended by that certain Third Amendment to Credit Agreement, dated as of June 1, 2020, and as further amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Credit Agreement”); and

WHEREAS, the Credit Parties have requested that the Credit Agreement be amended as provided in Section 3 below, and the Lenders (by act of the Required Lenders) have agreed to consent to such amendments set forth herein, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1.Introductory Paragraph and Recitals; Definitions. The above introductory paragraph and recitals (including any terms defined therein) of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided for such terms in the Credit Agreement (as amended by this Amendment).

2.Amendments to the Credit Agreement. Pursuant to Section 11.4 of the Credit Agreement, the Credit Agreement is hereby amended in the following respects:

(a)Section 1.1 (Definitions) of the Credit Agreement is amended by inserting the following new definitions in the appropriate alphabetical order:

“Fourth Amendment Effective Date” shall mean March 24, 2021.

“Specified Managing Agency Services Agreement” shall mean that certain Managing Agency Contract, dated as of January 1, 2019, by and between Heritage Property & Casualty Insurance Company, as the company, and Heritage MGA, LLC, as the manager (as amended, restated, amended and restated, supplemented, extended, renewed, replaced, and/or otherwise modified in writing from time to time pursuant to the Specified Managing Agency Services Agreement Amendment or otherwise in accordance with the terms of this Agreement and the other Loan Documents).

Fourth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

“Specified Managing Agency Services Agreement Amendment” shall mean that certain letter agreement, dated as of the Fourth Amendment Effective Date, by and between Heritage Property & Casualty Insurance Company, as the company, and Heritage MGA, LLC, as the manager, relating to the Specified Managing Agency Services Agreement (as provided to the Administrative Agent (or its designee) in fully executed form on or prior to the Fourth Amendment Effective Date).

(b)The definition of “Consolidated EBITDA” in Section 1.1 (Definitions) of the Credit Agreement is amended by (i) deleting the text “and” as it occurs immediately prior to the beginning of clause (a)(vii) of such definition, (ii) renumbering clause (a)(vii) of such definition as a new clause (a)(viii) of such definition, and (iii) inserting a new clause (a)(vii) of such definition in the appropriate alphabetical and sub-numerical order to read as follows:

(vii) unpaid managing general agency fees, expenses and other amounts that would have been due and owing by Heritage Property & Casualty Insurance Company to Heritage MGA, LLC pursuant to the Specified Managing Agency Services Agreement with respect to the twelve (12) consecutive calendar month period ended December 31, 2020, but for a waiver provided by Heritage MGA, LLC pursuant to and in accordance with the terms of the Specified Managing Agency Services Agreement Amendment, to the extent that the Specified Managing Agency Services Agreement Amendment is expressly permitted under clause (A) of the proviso to the last sentence of Section 8.16, and

(c)The proviso to the last sentence of Section 8.16 (Amendments to Organizational Agreements / Material Agreements) of the Credit Agreement is amended and restated in its entirety to read as follows:

; provided, however, that the Credit Parties and their Subsidiaries shall be permitted (A) to amend or waive any provision of the Specified Managing Agency Services Agreement pursuant to the Specified Managing Agency Services Agreement Amendment in order to reduce the managing general agency fees, expenses and/or other amounts that would otherwise be due and payable under the Specified Managing Agency Services Agreement from Heritage Property & Casualty Insurance Company to Heritage MGA, LLC solely with respect to the twelve (12) consecutive calendar month period ended December 31, 2020, and (B) to amend, terminate or waive any provision of a Material Contract to the extent expressly required to do so under Applicable Law or in writing by any Insurance Regulatory Authority, in each case of this clause (B), with prompt written notice of such amendment, termination or waiver to be provided to the Administrative Agent.

3.Effectiveness; Conditions Precedent. This Amendment shall become effective as of the Fourth Amendment Effective Date upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the Credit Parties, Lenders constituting the Required Lenders, the Administrative Agent and the Collateral Agent.

4.Representations and Warranties. The Borrower (on behalf of itself and the other Credit Parties) hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)the Borrower and each other Credit Party has taken all necessary action to authorize the execution and delivery of, and performance under, this Amendment;

(b)this Amendment has been duly executed and delivered by the Borrower and each other Credit Party and constitutes each such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to: (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar Laws affecting creditors’ rights

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generally; and/or (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(c)no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third-party is required in connection with the execution or delivery of, or performance under, this Amendment by the Borrower or any other Credit Party;

(d)both immediately before and immediately after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement or any other Credit Document are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case, they are true and correct in all material respects as of such earlier date; and

(e)immediately after giving effect to this Amendment, no Default or Event of Default exists.

5.Reaffirmation. The Borrower (on behalf of itself and the other Credit Parties): (a) (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents (as amended by this Amendment), and (iii) agrees that this Amendment, and all documents, agreements and instruments executed in connection with this Amendment, do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents (except to the extent such obligations are expressly modified pursuant to this Amendment); and (b) (i) affirms that each of the Liens granted in, or pursuant to, the Credit Documents is valid and subsisting, and (ii) agrees that this Amendment, and all documents, agreements and instruments executed in connection with this Amendment, do not, in any manner, impair, or otherwise adversely affect, any of the Liens granted in, or pursuant to, the Credit Documents.

6.Miscellaneous.

(a)Credit Document. This Amendment shall be deemed to be, and is, a Credit Document, and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment.

(b)No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Credit Documents shall remain unchanged and in full force and effect.

(c)Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including in “.pdf” form) shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent.

(e)Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written, intending to create an instrument under seal.

BORROWER:	HERITAGE INSURANCE HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Kirk Lusk (Seal)

Name:Kirk Lusk

Title:Chief Financial Officer

Guarantors:	CONTRACTORS ALLIANCE NETWORK, LLC,

a Florida limited liability company

FIRST ACCESS INSURANCE GROUP, LLC,

a Florida limited liability company

HERITAGE INSURANCE CLAIMS, LLC,

a Florida limited liability company

HERITAGE MGA, LLC,

a Florida limited liability company

NBIC FINANCIAL HOLDINGS, INC.,

a Delaware corporation

NBIC HOLDINGS, INC.,

a Delaware corporation

NBIC SERVICE COMPANY, INC.,

a Rhode Island corporation

SKYE LANE PROPERTIES, LLC,

a Florida limited liability company

ZEPHYR ACQUISITION COMPANY,

a Delaware corporation

By:	/s/ Kirk Lusk (Seal)

Name:Kirk Lusk

Title:Chief Financial Officer

HI Holdings, INc.,

a Hawaii corporation

By:	/s/ Ernesto Garateix (Seal)

Name:Ernesto Garateix

Title:Chief Operating Officer

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Signature Page to Fourth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

ADMINISTRATIVE AGENT

AND COLLATERAL AGENT:	REGIONS BANK,

as Administrative Agent and Collateral Agent

By:	/s/ Travis Lovell (Seal)

Name:Travis Lovell

Title:Director

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Signature Page to Fourth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

LENDERS:	REGIONS BANK, as a Lender
By:	/s/ Travis Lovell (Seal)

Name:Travis Lovell

Title:Director

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Signature Page to Fourth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

bmo harris bank n.a.,

as a Lender

By:	/s/ Collin Wagner (Seal)

Name:Collin Wagner

Title:Vice President

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Signature Page to Fourth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

hancock whitney bank,

as a Lender

By:	/s/ Allen L. Harvell, Jr. (Seal)

Name:Allen L. Harvell, Jr.

Title:SVP

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Signature Page to Fourth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

CIBC BANK USA,

as a Lender

By:	/s/ Austin G. Love (Seal)

Name:Austin G. Love

Title:Managing Director

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Signature Page to Fourth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

woodforest national bank,

as a Lender

By:	/s/ Thomas Angley (Seal)

Name:Thomas Angley

Title:Senior Vice President

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Signature Page to Fourth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)